November 18, 2011

SiM Dynamic Allocation Diversified Income Fund
SiM Dynamic Allocation Balanced Income Fund
SiM Dynamic Allocation Equity Income Fund

Each a series of Advisors Series Trust

Class A, Class C and Class I Shares

Supplement to the Prospectus Dated June 21, 2011

•	Effective immediately, the section titled, “Waiving Your CDSC,” on page 25 of the Prospectus is deleted and replaced with the following:

Waiving Your CDSC
The Adviser reserves the right to waive the CDSC for certain groups or classes of shareholders.  If you fall into any of the following categories, you can redeem Class C shares without a CDSC:

•	You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.
•	You will not be assessed a CDSC on Fund shares redeemed for account and transaction fees (e.g., returned investment fee) and redemptions through a systematic withdrawal plan.
•
We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 70½ according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans.  (See your retirement plan information for details.)

•
We waive the CDSC for redemptions made in the event of the last surviving shareholder’s death or for a disability suffered after purchasing shares.  (“Disabled” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of the Trust in order to, for example, complete a merger or effect a Fund liquidation.

The Funds also reserve the right to enter into agreements that reduce or eliminate the CDSC for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your selling agent for further information.  You must notify the Funds or your financial intermediary if you are eligible for these sales charge waivers at the time of your transaction.

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Please retain this Supplement with your Prospectus for future reference.